As Filed with the Commission on August 21, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 17, 2017

ABCO ENERGY, INC.
 (Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 North Wilmot, #211, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark  whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to  Section 13(a) of the Exchange Act. ☐

ITEM 5.02 (e): Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2017, at a Special Meeting of Shareholders (“Special Meeting”) duly noticed at which a quorum was present, the Registrant and shareholders adopted, among other matters, a proposal to amend Registrant’s 2015 Stock Option and Incentive Stock Plan (“Equity Incentive Plan”) to increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan from 25,000,000 to 200,000,000 shares.  The officers and directors of Registrant participate in the Equity Incentive Plan.

ITEM 5.07.:  Submission of Matters to a Vote of Security Holders:

(a)	A Special Meeting of Shareholders was held on August 17, 2017 to act upon the three proposals described in (b) below (“Proposals”);
(b)	The Proposals acted upon were as follows:

1.	a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Common Stock to 1,000,000,000 shares;
2.	a proposal to delete a prior authorized Series of Preferred Stock; and to specifically authorize the issuance of 100,000,000 shares of Preferred Stock;
3.	to increase the total number of shares authorized for issuance under the Company’s 2015 Equity Incentive Plan”) for 25,000,000 to 200,000,000 shares; and
4.	the transaction of such other business as may properly come before the Special Meeting or at any adjournment or postponement thereof.

As to each of the Proposals, the final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-vote are set forth below:

(b)(i)

To Approve the Increase in Common Shares

For	Against	Abstain
18,345,125	8,629,843	775,172

(b)(ii)

To Approve the Increase in Preferred Shares

For	Against	Abstain
10,491,032	1,418,046	402,300

(b)(iii)

To Approve the Number of Shares Covered by Equity Incentive Plan

For	Against	Abstain
10,491,923	1,350,880	430,785

(c)	Not applicable.
(d)	Not applicable.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	Copy of Certificate of Amendment filed on August 17, 2017 with the Nevada Secretary of State.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: August 21, 2017	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer

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